Exhibit 99.2
                                                                    ------------
                                  UACSC 2001-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    3/31/01

NOTE BALANCE RECONCILIATION                                           D O L L A R S
                            CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        CLASS C       TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    99,000,000.00  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  573,000,000.00
Beginning Period Note
  Balances                99,000,000.00  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  573,000,000.00
Principal Collections
  - Scheduled Payments     6,120,474.32               -               -               -              -             -    6,120,474.32
Principal Collections
  - Payoffs                9,191,850.50               -               -               -              -             -    9,191,850.50
Principal Withdrawal
  from Payahead                       -               -               -               -              -             -               -
Gross Principal Charge Offs   44,242.27               -               -               -              -             -       44,242.27
Repurchases                           -               -               -               -              -             -               -
                          -------------  --------------  --------------  --------------  -------------  ------------  --------------
Ending Note Balances      83,643,432.91  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  557,643,432.91
                          =============  ==============  ==============  ==============  =============  ============  ==============


Note Factor                   0.8448832       1.0000000       1.0000000       1.0000000      1.0000000     1.0000000       0.9731997
Interest Rate                   5.0700%         5.0300%         5.2900%          5.610%         8.250%       10.000%         5.4998%


                            NUMBERS

                          -------------

Original Note Balances           27,776
Beginning Period Note
  Balances                       27,776
Principal Collections
  - Scheduled Payments
Principal Collections
  - Payoffs                         698
Principal Withdrawal
  from Payahead
Gross Principal Charge Offs           5
Repurchases                           0
                          -------------
Ending Note Balances             27,073
                          =============

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                               430,003,160.49
Beginning Period Principal Balance                                       430,003,160.49
Purchase of  Subsequent Prefunded Receivables                                         -
Principal Collections - Scheduled Payments                                 6,120,474.32
Principal Collections - Payoffs                                            9,191,850.50
Principal Withdrawal from Payahead                                                    -
Gross Principal Charge Offs                                                   44,242.27
Repurchases                                                                           -
                                                                         --------------
Ending Principal Balance                                                 414,646,593.40
                                                                         ==============


PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         142,996,839.51
Beginning Balance                                                        142,996,839.51
Purchase of  Subsequent Prefunded Receivables
Prefund Account Interest Earned                                              378,847.25
Withdrawal                                                                  (378,847.25)
                                                                         --------------
Ending Balance                                                           142,996,839.51
                                                                         ==============

TOTAL NOTE BALANCE                                                       557,643,432.91
                                                                         ==============

CASH FLOW RECONCILIATION

Principal Wired                                                           15,312,734.87
Interest Wired                                                             3,085,898.28
Withdrawal from Payahead Account                                                      -
Repurchases (Principal and Interest)                                                  -
Charge Off Recoveries                                                            287.69
Interest Advances                                                             41,662.27
Collection Account Interest Earned                                            34,163.96
Prefunding Reserve Amount Released from Spread Account                        58,971.33
Prefund Account Withdrawal                                                   378,847.25
Spread Account Withdrawal                                                             -
Policy Draw for Principal or Interest                                                 -
                                                                         --------------
Total Cash Flow                                                           18,912,565.65
                                                                         ==============

TRUSTEE DISTRIBUTION  (04/09/01)

Total Cash Flow                                                           18,912,565.65
Unrecovered Advances on Defaulted Receivables                                         -
Servicing Fee (Due and Unpaid)                                                        -
Interest to Class A-1 Noteholders, including any overdue amounts             390,390.00
Interest to Class A-2 Noteholders, including any overdue amounts             531,922.50
Interest to Class A-3 Noteholders, including any overdue amounts             563,385.00
Interest to Class A-4 Noteholders, including any overdue amounts             632,261.03
Interest to Class B Noteholders, including any overdue amounts               216,562.50
Interest to Class C Noteholders, including any overdue amounts                42,975.00
Principal to Class A-1 Noteholders, including any overdue amounts         15,356,567.09
Principal to Class A-2 Noteholders, including any overdue amounts                     -
Principal to Class A-3 Noteholders, including any overdue amounts                     -
Principal to Class A-4 Noteholders, including any overdue amounts                     -
Principal to Class B Noteholders, including any overdue amounts                       -
Insurance Premium                                                             90,763.20
Unreimbursed draws on the Policy for Principal or Interest                            -
Principal to Class C Noteholders, including any overdue amounts
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                             -
Deposit to Payahead                                                              680.35
Payahead Account Interest to Servicer                                                 -
Excess                                                                     1,087,058.98
                                                                         --------------
Net Cash                                                                              -
                                                                         ==============

Servicing Fee Retained from Interest Collections                             226,946.11

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             117,942.66
Beginning Balance                                                            117,942.66
Trustee Distribution of Excess                                             1,087,058.98
Prefunding Reserve Amount Released                                           (58,971.33)
Interest Earned                                                                  540.53
Spread Account Draws                                                                  -
Reimbursement for Prior Spread Account Draws                                          -
Distribution of Funds to Class C Reserve Account                                      -
                                                                         --------------
Ending Balance                                                             1,146,570.84
                                                                         ==============

Required Balance                                                           5,730,000.00


CLASS C RESERVE ACCOUNT RECONCILIATION

Original Balance                                                                      -
Beginning Balance                                                                     -
Distribution in Excess of Required Spread Balance                                     -
Interest Earned                                                                       -
Class C Account Draws                                                                 -
Reimbursement for Prior Class C Account Draws                                         -
Distribution of Funds to Servicer                                                     -
                                                                         --------------
Ending Balance                                                                        -
                                                                         ==============

Required Balance                                                             150,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                          17,190,000.00
Beginning Balance                                                         17,190,000.00
Reduction Due to Spread Account                                                       -
Reduction Due to Principal Reduction                                                  -
Reduction Due to Overcollateralization                                                -
                                                                         --------------
Ending Balance                                                            17,190,000.00
                                                                         ==============

a) Outstanding Balance * 5.00% -Spread Balance - Overcollateralization    22,920,000.00
b) Original Note Balance * 3.00%                                          17,190,000.00
                                                                         --------------
Lesser of a) or b)                                                        17,190,000.00
                                                                         ==============

First Loss Protection Fee %                                                       2.00%
First Loss Protection Fee                                                     34,380.00


POLICY  RECONCILIATION

Original Balance                                                         567,270,000.00
Beginning Balance                                                        567,270,000.00
Draws                                                                                 -
Reimbursement of Prior Draws                                                          -
                                                                         --------------
Ending Balance                                                           567,270,000.00
                                                                         ==============

Adjusted Ending Balance Based Upon Required Balance                      553,328,329.21
                                                                         ==============
Required Balance                                                         553,328,329.21


PAYAHEAD RECONCILIATION

Beginning Balance
Deposit                                                                          680.35
Payahead Interest                                                                     -
Withdrawal                                                                            -
                                                                         --------------
Ending Balance                                                                   680.35
                                                                         ==============

CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                  205             2,452,271.63
2 Payments                                  16               194,044.37
3 Payments                                   0                        -
                                        -------------------------------
Total                                      221             2,646,316.00
                                        ===============================

Percent Delinquent                      0.816%                   0.638%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                         194,044.37       557,643,432.91       0.03%
1st Previous
2nd Previous


NET LOSS RATE
                                                                                 DEFAULTED
                                               LIQUIDATION       AVERAGE         NET LOSS
          PERIOD                 BALANCE        PROCEEDS      POOL BALANCE      (ANNUALIZED)
                                ----------------------------------------------------------
Current                         44,242.27        287.69       565,321,716.46        0.09%
1st Previous
2nd Previous
Gross Cumulative Charge Offs    44,242.27     Number of Repossessions                   2
Gross Liquidation Proceeds         287.69     Number of Inventoried Autos EOM           2
Net Cumulative Loss Percentage      0.01%     Amount of Inventoried Autos EOM   26,000.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)     0.00%
Trigger                             0.60%
Status                                 OK
Net Cumulative Loss Trigger Hit        NO
   in Current or any Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     1,087,739.33     557,643,432.91         2.34%
1st Previous
2nd Previous
3rd Previous
4th Previous
5th Previous

                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%         N/A

Trigger Hit in Current or any Previous Month                           NO




DATE:  May 6, 2001                        /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER